UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

Quarterly Schedule of Portfolio Holdings of

Registered Management Investment Company

Investment Company Act File Number: 811-22881

American Funds Developing World Growth and Income Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: November 30

Date of reporting period: August 31, 2016

Michael W. Stockton

American Funds Developing World Growth and Income Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Schedule of Investments

American Funds Developing World Growth and Income FundSM
Investment portfolio
August 31, 2016
unaudited
Common stocks 89.15% Financials 16.72%	Shares	Value (000)
Discovery Ltd.	5,620,366	$45,813
Fibra Uno Administración, SA de CV	21,389,900	41,354
First Gulf Bank PJSC	11,899,338	37,903
Union National Bank PJSC	30,234,452	34,489
China Pacific Insurance (Group) Co., Ltd., Class H	8,543,600	30,066
Moscow Exchange MICEX-RTS PJSC	14,318,889	27,829
Credicorp Ltd.	122,200	19,146
China Overseas Land & Investment Ltd.	5,464,000	18,067
Shinhan Financial Group Co., Ltd.	452,754	16,649
Banco Bradesco SA, preferred nominative (ADR)	1,765,720	15,750
BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	2,603,600	14,440
BDO Unibank, Inc.	4,906,240	12,035
Akbank TAS	4,522,306	11,958
AIA Group Ltd.	1,771,200	11,199
Siam Commercial Bank PCL	2,263,800	10,464
Grupo Financiero Inbursa, SAB de CV	5,620,500	9,803
ICICI Bank Ltd.	2,329,430	8,974
Mapletree Greater China Commercial Trust	11,070,300	8,938
Sberbank of Russia	3,235,447	7,101
Itaú Unibanco Holding SA, preferred nominative (ADR)	433,785	4,806
		386,784
Consumer staples 13.92%
Unilever PLC	1,335,700	61,898
Thai Beverage PCL	55,467,000	40,508
Carlsberg A/S	341,587	32,024
Nestlé SA	383,019	30,492
Shoprite Holdings Ltd.	2,161,408	27,712
Philip Morris International Inc.	255,600	25,542
British American Tobacco PLC	395,700	24,552
Danone SA	270,894	20,581
Diageo PLC	627,700	17,380
PZ Cussons PLC	3,737,500	16,441
Olam International Ltd.	8,761,600	13,376
Mead Johnson Nutrition Co.	133,200	11,331
		321,837
Consumer discretionary 12.81%
Astra International Tbk PT	120,582,800	74,086
Sands China Ltd.	11,380,000	44,742
Matahari Department Store Tbk PT	17,633,400	26,586
PT Surya Citra Media Tbk	100,412,000	22,936
Minth Group Ltd.	6,026,000	22,799
Hyundai Motor Co., Series 2	163,432	14,731
Hyundai Motor Co.	34,794	4,150
Grupo Sanborns, SAB de CV, Series B1	14,235,410	16,857
Wynn Macau, Ltd.	10,999,600	15,313
American Funds Developing World Growth and Income Fund — Page 1 of 8

unaudited
Common stocks Consumer discretionary (continued)	Shares	Value (000)
Stella International Holdings Ltd.	8,953,000	$14,242
YUM! Brands, Inc.	141,900	12,872
Naspers Ltd., Class N	51,876	8,490
Chow Sang Sang Holdings International Ltd.	3,784,000	7,200
Great Wall Motor Co. Ltd., Class H	7,243,500	7,031
Merida Industry Co., Ltd.	1,056,350	4,311
		296,346
Information technology 10.43%
Taiwan Semiconductor Manufacturing Co., Ltd.	14,911,000	82,707
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	471,200	13,542
Delta Electronics, Inc.	11,827,407	61,503
Quanta Computer Inc.	10,325,000	19,101
Broadcom Ltd.	105,800	18,665
Accenture PLC, Class A	113,000	12,995
MercadoLibre, Inc.	56,400	9,701
VTech Holdings Ltd.	746,600	8,335
Infosys Ltd.	333,800	5,163
Tech Mahindra Ltd.	699,770	4,898
Catcher Technology Co., Ltd.[1]	631,000	4,534
		241,144
Industrials 9.10%
CCR SA, ordinary nominative	8,672,300	45,816
CTCI Corp.	16,667,000	23,637
SEEK Ltd.	1,926,052	23,262
BTS Rail Mass Transit Growth Infrastructure Fund	52,714,700	19,036
Edenred SA	798,170	17,379
AirTAC International Group	2,297,250	17,158
Haitian International Holdings Ltd.	8,335,000	16,783
International Container Terminal Services, Inc.	8,631,900	15,561
IJM Corp. Bhd.	15,083,400	12,757
Airbus Group SE, non-registered shares	168,900	9,851
Beijing Enterprises Holdings Ltd.	1,590,500	9,124
		210,364
Telecommunication services 7.71%
América Móvil, SAB de CV, Series L (ADR)	4,461,200	53,401
HKT Trust and HKT Ltd., units	23,480,960	32,387
Globe Telecom, Inc.	719,605	30,424
Singapore Telecommunications Ltd.	8,245,700	24,330
Bharti Airtel Ltd.	4,646,654	23,011
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B	29,672,300	9,417
MegaFon PJSC (GDR)	527,095	5,350
		178,320
Health care 4.06%
Shanghai Fosun Pharmaceutical (Group) Co., Ltd. Class H	12,465,500	36,155
Odontoprev SA, ordinary nominative	6,531,100	25,787
Shanghai Pharmaceutical (Group) Co., Ltd., Class H	7,598,500	20,863
Kalbe Farma Tbk PT	82,088,500	11,108
		93,913
American Funds Developing World Growth and Income Fund — Page 2 of 8

unaudited
Common stocks Materials 3.81%	Shares	Value (000)
Alrosa PJSC	26,543,853	$30,571
Vale SA, Class A, preferred nominative	5,468,867	24,506
Vale SA, Class A, preferred nominative (ADR)	14,800	66
LafargeHolcim Ltd.	383,861	20,353
Potash Corp. of Saskatchewan Inc. (CAD denominated)	696,600	12,621
		88,117
Energy 3.70%
Coal India Ltd.	7,506,088	37,379
Türkiye Petrol Rafinerileri AS	999,581	19,570
Oil Search Ltd.	3,288,009	16,606
Tenaris SA (ADR)	262,900	7,214
Rosneft Oil Company OJSC (GDR)	935,700	4,889
		85,658
Utilities 2.11%
Glow Energy PCL	5,237,300	12,104
AES Corp.	920,600	11,112
CLP Holdings Ltd.	1,033,500	10,598
Enersis Américas SA (ADR)	1,086,400	9,050
Enersis Chile SA (ADR)	1,086,400	5,888
		48,752
Miscellaneous 4.78%
Other common stocks in initial period of acquisition		110,680
Total common stocks (cost: $2,152,325,000)		2,061,915
Preferred securities 0.47% Consumer discretionary 0.47%
Zee Entertainment Enterprises Ltd., 6.00% preferred, expires 2022	78,949,000	10,787
Total preferred securities (cost: $10,800,000)		10,787
Rights & warrants 2.07% Consumer staples 2.07%
Savola Group Co., warrants, expire 2017[2,3]	3,903,733	34,953
Shanghai Jahwa United Co., Ltd., Class A, warrants, expire 2018[2,3]	3,000,000	13,067
Total rights & warrants (cost: $75,794,000)		48,020
Convertible bonds 0.17% Miscellaneous 0.17%	Principal amount (000)
Other convertible bonds in initial period of acquisition		3,845
Total convertible bonds (cost: $6,436,000)		3,845
Bonds, notes & other debt instruments 1.75% Corporate bonds & notes 0.89% Industrials 0.33%
Lima Metro Line Finance Ltd. 5.875% 2034[2,4]	$ 6,795	7,585
American Funds Developing World Growth and Income Fund — Page 3 of 8

unaudited
Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy 0.28%	Principal amount (000)	Value (000)
Ecopetrol SA 5.875% 2023	$2,490	$2,711
YPF SA 8.50% 2025[2]	3,650	3,927
		6,638
Telecommunication services 0.28%
América Móvil, SAB de CV 2.375% 2016	6,488	6,489
Total corporate bonds & notes		20,712
Bonds & notes of governments outside the U.S. 0.83%
Argentine Republic 7.50% 2026[2]	17,150	19,165
U.S. Treasury bonds & notes 0.03% U.S. Treasury 0.03%
U.S. Treasury 0.875% 2017	600	601
Total U.S. Treasury bonds & notes		601
Total bonds, notes & other debt instruments (cost: $37,206,000)		40,478
Short-term securities 6.25%
BNP Paribas Finance Inc. 0.29% due 9/1/2016	41,300	41,299
Federal Home Loan Bank 0.30% due 10/4/2016	25,000	24,993
GlaxoSmithKline Finance PLC 0.64% due 10/28/2016[2]	19,000	18,986
Victory Receivables Corp. 0.58%–0.59% due 9/14/2016–9/16/2016[2]	59,300	59,288
Total short-term securities (cost: $144,560,000)		144,566
Total investment securities 99.86% (cost: $2,427,121,000)		2,309,611
Other assets less liabilities 0.14%		3,171
Net assets 100.00%		$2,312,782
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
American Funds Developing World Growth and Income Fund — Page 4 of 8

unaudited
Forward currency contracts

The fund has entered into a forward currency contract as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $20,426,000.
	Settlement date	Counterparty	Contract amount		Unrealized appreciation at 8/31/2016 (000)
			Receive (000)	Deliver (000)
Sales:
British pounds	9/22/2016	Bank of America, N.A.	$4,049	£3,080	$2
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $156,971,000, which represented 6.79% of the net assets of the fund.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $48,020,000, which represented 2.08% of the net assets of the fund.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
American Funds Developing World Growth and Income Fund — Page 5 of 8

unaudited
When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market
American Funds Developing World Growth and Income Fund — Page 6 of 8

unaudited
participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of August 31, 2016 (dollars in thousands):
	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$386,784	$—	$—	$386,784
Consumer staples	321,837	—	—	321,837
Consumer discretionary	296,346	—	—	296,346
Information technology	241,144	—	—	241,144
Industrials	210,364	—	—	210,364
Telecommunication services	178,320	—	—	178,320
Health care	93,913	—	—	93,913
Materials	88,117	—	—	88,117
Energy	85,658	—	—	85,658
Utilities	48,752	—	—	48,752
Miscellaneous	110,680	—	—	110,680
Preferred securities	10,787	—	—	10,787
Rights & warrants	—	48,020	—	48,020
Convertible bonds	—	3,845	—	3,845
Bonds, notes & other debt instruments	—	40,478	—	40,478
Short-term securities	—	144,566	—	144,566
Total	$2,072,702	$236,909	$—	$2,309,611

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$2	$—	$2
*	Securities with a value of $1,489,587,000, which represented 64.41% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.
American Funds Developing World Growth and Income Fund — Page 7 of 8

unaudited
Federal income tax information	(dollars in thousands)

Gross unrealized appreciation on investment securities	$166,897
Gross unrealized depreciation on investment securities	(284,428)
Net unrealized depreciation on investment securities	(117,531)
Cost of investment securities	2,427,142

Key to abbreviations and symbol
ADR = American Depositary Receipts
£ = British pounds
CAD = Canadian dollars
GDR = Global Depositary Receipts
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-100-1016O-S54043	American Funds Developing World Growth and Income Fund — Page 8 of 8

ITEM 2 – Controls and Procedures

The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 3 – Exhibits

The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS DEVELOPING WORLD GROWTH AND INCOME FUND

By /s/ Shaw B. Wagener
Shaw B. Wagener, Vice Chairman, President and Principal Executive Officer

Date: October 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Shaw B. Wagener
Shaw B. Wagener, Vice Chairman, President and Principal Executive Officer

Date: October 28, 2016

By /s/ Kimberley H. Monasterio
Kimberley H. Monasterio, Treasurer and Principal Financial Officer

Date: October 28, 2016